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EXHIBIT 10.5(5)

THIRD AMENDMENT TO THE
AMENDED AND RESTATED DEVELOPMENT AGREEMENT
BY AND AMONG
THE CITY OF DETROIT, THE ECONOMIC DEVELOPMENT CORPORATION
OF THE CITY OF DETROIT AND
MGM GRAND DETROIT, L.L.C.

        THIS THIRD AMENDMENT (the "Third Amendment") to that certain Amended and Restated Development Agreement, dated as of April 9, 1998, as amended the First Amendment dated June 25, 1998 and by the Second Amendment dated December, 1999, by and among the City of Detroit (the "City"), the Economic Development Corporation of the City of Detroit (the "EDC") and MGM Grand Detroit, L.L.C., a Delaware limited liability company ("Developer") for the City of Detroit Casino Development Project (the "Development Agreement") is made on this 30th day of November, 2000 by and among the City, the EDC and the Developer.

        WHEREAS, the City, EDC and Developer have previously entered into the Development Agreement; and

        WHEREAS, it is the desire of the parties to enter into this Third Amendment to amend certain provisions of the Development Agreement.

        NOW, THEREFORE, in consideration of the foregoing premises and the covenants herein contained, the parties agree as follows:

1.
All capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Development Agreement.

2.
Section 2.4(d) of the Development Agreement is hereby amended by deleting the reference to "December 31, 2000" in such section and substituting in its place "December 31, 2001".

3.
Section 20.8 of the Development Agreement is hereby amended such that after amendment it reads as follows:

          "20.8 Restriction on Payments.    Developer covenants and agrees that until the Completion Date, Developer shall not declare or pay any dividends or make any other distributions to any members of Developer or their respective Affiliates except:

    (a)
    for Permitted Affiliate Payments; or

    (b)
    provided Developer is not otherwise then restricted in making distributions under Section 7.13:

    (1)
    for distributions to Partners Detroit, L.L.C.; and

    (2)
    for distributions to MGM Grand Detroit, LLC made subsequent to the completion of the construction of the foundation for any Covered Component.

    (c)
    Notwithstanding and in addition to the limitations imposed by Section 20.8(b), distributions to Developer's members (other than those permitted by Sections 20.8(a) and 20.8(b)(1)) shall be suspended during any period in which either of the following conditions exists: (i) Developer's Schematic Design Documents have not been submitted to the PM for review or approval, provided that such distributions shall not be suspended under this Section 20.8(c)(i) during the one hundred twenty (120) day period after the Closing Date; or (ii) construction of the Casino Complex is not at least fifty percent (50%) completed, as certified by Developer's architect, provided that such distributions shall not be suspended under this Section 20.8(c)(ii) during the twenty-four (24) month period after issuance of the Building Permit.

    (d)
    For purposes of Section 20.8(b) and (c) "distributions" shall include any loans or advances made to Developer's members."

4.
Except as amended by this Third Amendment, the Development Agreement is reaffirmed in all respects, and shall remain in full force and effect.

5.
This Third Amendment shall become effective on the date on which all of the following have been accomplished: this Third Amendment has been executed by all parties hereto and the City Council has duly approved the last of the following: (i) this Third Amendment; and (ii) a third amendment to the amended and restated development agreements of each of the Other Land-Based Casino Developers containing substantially the same terms and conditions as set forth in this Third Amendment.

6.
This Third Amendment may be executed in counterparts, each of which shall be deemed to be an original document and together shall constitute one instrument.

[signature page follows]

        IN WITNESS WHEREOF, the parties hereto have set their hands and had their seals affixed on the dates set forth after their respective signatures.

CITY OF DETROIT, a municipal corporation
By:	/s/ DENNIS W. ARCHER
Its:	Mayor
THE ECONOMIC DEVELOPMENT CORPORATION OF THE CITY OF DETROIT, a Michigan public body corporate
By:	/s/ C. BETH DUNCOMBE
Its:	Authorized Agent
/s/ ART PAPAPANOS
Its:	Authorized Agent
MGM GRAND DETROIT, L.L.C., a Delaware limited liability company
By:	/s/ JOHN T. REDMOND
Its:	Chairman

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  EXHIBIT 10.5(5)
THIRD AMENDMENT TO THE AMENDED AND RESTATED DEVELOPMENT AGREEMENT BY AND AMONG THE CITY OF DETROIT, THE ECONOMIC DEVELOPMENT CORPORATION OF THE CITY OF DETROIT AND MGM GRAND DETROIT, L.L.C.